ChefExpress.net, Inc.

                      Series A Convertible Preferred Stock
                               Purchase Agreement

         This Agreement is made by and between ChefExpress.net, Inc., a Delaware corporation ("Company") and Green Mountain Coffee Roasters ("Investor").

         WHEREAS, Green Mountain Coffee Roasters is the holder of a Promissory Note of the Company dated March 21, 2000, in the amount of $100,000; and

         WHEREAS, on August 25, 2000 the Company made a written offer to redeem its outstanding Notes by issuing to Green Mountain Coffee Roasters 207,189 shares of its Series A Convertible Preferred Stock and 50,000 warrants for its Common Stock and on August 25, 2000 Investor accepted such offer. (Said Agreement is incorporated herein by reference as if fully set forth.)


         NOW, THEREFORE, in consideration of the mutual covenants, promises and conditions herein set forth, the parties hereby agree as follows:


         1.       AUTHORIZATION OF SERIES A PREFERRED; USE OF PROCEEDS.

                  1.1 On or before the Closing Date (as defined below), Company shall have duly adopted and filed with the Secretary of State a Certificate of Designation (the "Designation") in the form attached to this Agreement as Exhibit A, to create and authorize 4,000,000 shares of Series A Preferred having the rights, privileges and preferences set forth in the Designation, and shall have taken all necessary corporate action for authorizing the sale and issuance of the Shares to Investor under this Agreement.

         2. ISSUANCE OF SHARES AND WARRANTS. Subject to the terms and conditions of this Agreement, the Company will issue the Shares and Warrants to Investor in return for Investor canceling the above-described indebtedness. Investor shall deliver to the Company the original Promissory Notes marked paid in full on or before September 25, 2000. The Company shall deliver to the Investor a certificate in the form duly authorized by the Company in the name of the Investor representing the Shares. In addition, the Company and the Investor shall each deliver to the other original, signed counterpart copies of the Company's Shareholder Agreement (the "Shareholder Agreement") in the form attached hereto as Exhibit B. The Company agrees that all purchasers of Series A Preferred shall be required to enter into the Shareholder Agreement as a condition of their purchase.

         3. COMPANY'S REPRESENTATIONS. Company represents and warrants to Investor, as of the date hereof and again as of the

Closing, which representations and warranties are each conditions to all of Investor's obligations under this Agreement, as follows:

                  3.1 The consummation of the transactions contemplated hereby will not result in any breach of, or constitute a default under, any indenture, agreement or other instrument or obligation to which Company is a party or by which Company may be bound.

                  3.2 Company has the full and unencumbered right, power and authority to issue and sell the Shares to Investor hereunder, free and clear of all mortgages, restrictions, liens, encumbrances and charges.

                  3.3 Company has not taken or omitted to take any action which may have a material adverse effect on the financial condition or operations of Company, that has not been heretofore disclosed to Investor.

                  3.4 None of the representations and warranties made by Company herein contains any untrue statement of a material fact, or omit any material fact the omission of which would be misleading.

         4. INVESTOR'S REPRESENTATIONS. Investor represents and warrants to Company, as of the date hereof and again as of the Closing, which representations and warranties are each conditions to all of Company's obligations under this Agreement, as follows:

                  4.1 All matters relating to Company, its business, financial condition, results from operations and prospects and Investor's investment in the Shares and the shares of Common Stock of Company issued on any conversion of the Shares (the "Securities") have been explained to Investor to Investor's satisfaction. Investor understands the speculative nature and risks involved in Investor's investment and has been provided with all such information as Investor has requested. Investor understands that Investor should in no manner rely on the accuracy or validity of any financial information which may have been provided to Investor in forming a decision to invest in the Securities. Investor acknowledges that Company makes no representation as to the accuracy or validity of any financial information provided to Investor.

                  4.2 Investor understands that the Securities are highly speculative and that Investor's purchase of Securities is subject to a significant number of risks associated with Company's lack of operating history, including, but not limited to, the following: Company is very new having incorporated on October 6, 1999, has never been profitable and will operate at a loss, and has advised Investor that there can be no assurance that it will be profitable in the future; there are no funds provided from operations, and Company is depending on the proceeds from the Offering to provide substantially all of its initial capital, and the proceeds of the Offering may be insufficient to fund Company's ongoing operations and expansion; if Company has insufficient funds, there can be no assurance that additional financing can be obtained on acceptable terms, if at all; Company's results of operations may fluctuate significantly from quarter to quarter; Company will depend upon a small number of key executive officers and consultants; and Company may be unable to retain the necessary personnel or acquire other resources necessary to implement its business plan.

                  4.3 Investor understands that Investor's purchase of Securities is subject to a significant number of additional risks associated with Company's agreements with its business partners and the industry in which it operates.

                  4.4 Investor understands that as part of Company's strategy to attain a competitive position, Company will rely on outside consulting companies and its ability in evaluating potential acquisitions of businesses, products, and technologies. Investor understands that Company does not have any experience in connection with entering into such transactions and that there can be no assurance that suitable acquisitions will be identified, that any acquisitions can be consummated or that any acquired businesses can be successfully integrated into Company's operations. In addition, Investor understands that any acquisitions may have a material adverse effect upon Company, particularly in the fiscal quarters immediately following the consummation of such transactions due to operational disruptions, unexpected expenses, and accounting charges which may be associated with the integration of such acquisitions.

                  4.5 Investor understands that a major portion of the information provided to Investor includes forward looking information as to Company's future operations and results. Investor understands that this information is based on assumptions as to events and conditions, many of which are beyond the control of Company, and that there can be no assurance that such events or conditions will occur, or that Company will achieve any positive results.

                  4.6 Investor is not acting on the basis of any promotional sales materials or representations and warranties with respect to Company, its business and financial condition, other than those contained in this Agreement or the other documents or written information furnished by Company upon request by Investor or Investor's advisors.

                  4.7     Investor  is  acquiring   the  Securitie   solely  for
Investor's own account and not for distribution, transfer, or resale to others.

                  4.8 Investor must bear the economic risk of the acquisition of the Securities for the foreseeable future because (a) the offer and sale of the Securities has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws, and (b) the Securities may therefore not be sold, transferred, pledged, or otherwise disposed of unless subsequently so registered or, in the opinion (satisfactory to Company) of counsel (satisfactory to Company) that registration under the Securities Act or any applicable state securities laws is not required.

                  4.9 Investor has been afforded the opportunity to ask questions of, and receive answers from, Company and all of its executive officers and directors and to obtain any additional information, to the extent that Company possesses such information and has, in general, had access to all information Investor has deemed material to an investment decision with respect to Investor's acquisition of the Securities.

                  4.10 Investor has adequate means of providing for Investor's current financial needs and possible personal contingencies and has no need for liquidity in Investor's investment in Company.

                  4.11 Investor is able to bear the economic risks inherent in Investor's investment in Company. Investor further acknowledges that an important consideration bearing on Investor's ability to bear the economic risk of Investor's acquisition of the Securities is whether Investor can afford a complete loss of Investor's entire investment in Company, and Investor can afford a complete loss of Investor's entire investment in Company.

                  4.12 Investor's overall commitment to investments that are not readily marketable is not disproportionate to Investor's net worth, and Investor's investment in Company will not cause such overall commitment to be disproportionate.

                  4.13 Investor has such knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of an investment in Company and of making an informed investment decision.



                  4.14 If Investor is other than an individual, Investor has not been organized or materially reorganized for the purpose of investing in Company, although such investment is consistent with its purposes.

                  4.15 Investor is not aware of any advertisement or general solicitation regarding an investment in Company.

                  4.16 Investor is not a foreign investor as define by the United States Department of Commerce, and therefore Company shall not be required to file any Form BE-13 with the Department of Commerce with respect to this transaction.

                  4.17 None of the representations and warranties made by Investor herein contains any untrue statement of a material fact, or omit any material fact the omission of which would be misleading.



                  4.18 Investor acknowledges and agrees as follows:

                           (a)      The  Securities  have  not  been  registered
under the Securities Act or the securities laws of any state, and are being offered and sold in reliance on exemptions from the registration requirements of the Securities Act and such laws. The Securities have not been approved or disapproved by the Securities and Exchange Commission, any state securities commission or other regulatory authority, nor have any of the foregoing authorities passed upon or endorsed the merits of this offering. Any representation to the contrary is unlawful.

                           (b)      The Securities  are subject  to restrictions
on transferability and resale and may not be transferred or resold except (i) as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption therefrom; and (ii) in accordance with the Shareholders Agreement. Investor is aware that Investor may be required to bear the financial risks of this investment for an indefinite period of time.

                  4.19 Investor understands the meaning and legal consequences of Investor's representations and warranties herein. Investor understands that Company has relied and shall rely on Investor's representations and warranties, including without limitation in determining whether to offer and sell the Securities to Investor. Investor hereby agrees to indemnify and hold harmless Company and its controlling persons from and against any and all loss, damage, or liability due to or arising out of any misrepresentation or a breach of any warranties contained herein.

         5.       CONDITIONS TO CLOSING.

                  5.1 Conditions to Investors' Obligations. The obligation of Investor to purchase the Shares at the Closing is subject to the fulfillment on or before the Closing Date of the following conditions, the waiver of which shall not be effective unless Investor consents in writing to such waiver:

                           (a)      The  representations and  warranties made by
Company in this Agreement shall be true and correct in all material respects when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date, subject to changes contemplated by this Agreement. Company shall have performed all obligations and conditions in this Agreement required to be performed by it on or before the Closing Date.

                           (b)      All authorizations, approvals, or permits of
any governmental authority required in connection with the lawful issuance and sale of the Shares, the conversion of the Shares into Common, and the issuance of Common on conversion shall have been duly obtained and shall be effective on and as of the Closing date.

                           (c)      The  Designation shall have  been filed with
the Secretary of State of the State of Delaware and shall be in full force and effect on the Closing Date.

                           (d)      At the time of the  Closing, the purchase of
the Shares shall be legally permitted by all laws and regulations to which the Investor and Company are subject.

                           (e)      Company, Investor and each other shareholder
of Company shall have entered into the Shareholder Agreement.

                           (f)      Company shall  have delivered to  Investor a
certificate representing the Shares to be purchased by such Investor, which Shares shall be issued in Investor's name as set forth in this Agreement.

                           (g)      All  corporate  and  other  proceedings   in
connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in form and substance to Investor and Investor's counsel.

                  5.2      Conditions   to  Company's   Obligations.   Company's
obligation to sell and issue the Shares at the Closing is subject to the fulfillment on or before the Closing Date of each of the following conditions:

                           (a)      Investor's representations and warranties in
this Agreement shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date, subject to changes, if any, contemplated by this Agreement. Investor shall have performed all obligations and conditions in this Agreement required to be performed by Investor on or before the Closing Date.

                           (b)      All authorizations, approvals, or permits of
any governmental authority required in connection with the lawful issuance and sale of the Shares shall have been duly obtained and shall be effective on and as of the Closing Date.

                           (c)      Investor  shall have delivered  the purchase
price specified in Section 2.

         6. Notices. Any and all notices, demands or other communications required or permitted to be given to a party hereunder (any of which, for purposes of this provision, a "Notice") shall be validly given if served in writing either personally, by facsimile, by deposit in the United States mail, first class postage prepaid, or by a recognized courier service to any address in the United States. Notices given (i) personally or by courier service shall be conclusively deemed received at the time of delivery and receipt (or upon the date of attempted delivery where receipt is refused); (ii) by facsimile shall be conclusively deemed received upon the delivering party's written confirmation of facsimile transmission; and (iii) by mail shall be conclusively deemed given forty-eight (48) hours after the deposit thereof. Notices shall be addressed to each party at the address set forth below the party's signature. Any party may change its Notice address or may designate additional parties to receive Notices by written notice given in the manner provided herein.

         7.       GENERAL PROVISIONS.

                  7.1 Severability. Nothing contained herein shall be construed so as to require the commission of any act contrary to law, and wherever there is any conflict between any provision contained herein (or any portion thereof) and any present or future statute, law, ordinance or regulation contrary to which the parties have no legal right to contract, the latter shall prevail but the provision (or portion) which is affected shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law, and all other provisions hereof shall remain in full force and effect.

                  7.2 Further Assurances.  Each party shall use its best efforts to cause any conditions to its obligations hereunder to be satisfied at or prior to the time by which such conditions must be satisfied hereunder. Each of the parties agrees to execute and deliver any and all further agreements, documents or instruments necessary to effectuate the provisions hereof and the transactions contemplated hereby or reasonably requested by the other party to perfect or evidence such party's rights hereunder. Both parties shall use their best efforts to complete the transactions contemplated hereby as promptly as practicable. Each party shall promptly notify the other party of any information delivered to or obtained by such party which would prevent the consummation of the transactions contemplated hereby or would indicate a breach of any representations or warranties of any of the parties hereto.

                  7.3 Attorneys' Fees. In the event any action, including but not limited to any judicial reference or arbitration which may be provided herein, be instituted by a party in connection herewith, including without limitation any appeal of such action, any post-judgment actions (including but not limited to any actions to enforce any such judgment), and any bankruptcy proceedings related hereto, the prevailing party shall be entitled to its attorneys' fees, costs and expenses incurred in connection therewith. The provisions of the previous sentence shall survive and not be merged with any judgment and shall be severable from all other provisions hereof.

                  7.4 Modifications or Amendments. No amendment, change or modification hereto shall be valid unless in writing, stating that it is an amendment, change or modification hereto, and signed by all of the parties hereto.

                  7.5 Successors and Assigns. Except as assignment may be otherwise expressly prohibited or restricted herein, all of the terms and provisions contained herein shall inure to the benefit of and shall be binding upon the parties and their respective heirs, personal representatives, successors and assigns.

                  7.6 Terminology. Whenever the context requires herein, the masculine, feminine and neuter genders, and the singular and plural numbers, respectively, shall each include the others. As used in this Agreement, (i) "and/or" means one or the other or both, or any one or all, or any combination of the things or persons in connection with which the words are used; (ii) "person" includes individuals, partnerships, corporations, limited liability companies, business trusts and other entities of any kind or nature; (iii) "shall" or "will" denotes a mandatory action, and "may" denotes an optional action; and (iv) "herein", "hereof" and "hereunder" and similar terms refer to this Agreement in its entirety and are not limited to any specific provisions.

                  7.7      Time of the Essence.   Time is of the essence  hereof
and of all the terms, provisions, covenants and conditions hereof.

                  7.8      Exhibits,  Schedules   and  Other   Documents.    All
exhibits attached hereto and referred to herein are hereby incorporated herein as though set forth at length.

                  7.9 Separate Counterparts. This document may be executed in one or more separate counterparts, each of which, when so executed, shall be deemed to be an original. Any executed original counterpart copy hereof, together with the original signature pages of any other executed counterpart copies hereof, shall constitute and be one and the same instrument.

                  7.10 Entire Agreement. This document, together with any related documents referred to herein, constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof, and any and all prior agreements, understandings or representations are hereby terminated and cancelled in their entirety and are of no further force or effect.

                  7.11 Captions; Construction. The captions appearing at the commencement of the paragraphs hereof are descriptive only and for convenience in reference. Should there be any conflict between any such caption and the paragraph at the head of which it appears, the paragraph and not such caption shall control and govern in the construction of this document. This document has been negotiated at arm's length and between persons (or their representatives) sophisticated and knowledgeable in the matters dealt with herein. Accordingly, any rule of law or legal decision that would require interpretation of any ambiguities contained herein against the party that has drafted it is not applicable and is waived. The provisions of this document shall be interpreted in a reasonable manner to effect the purpose of the parties and this document.

                  7.12 No Obligation to Third Parties. The execution and delivery of this document shall not be deemed to confer any rights upon, nor obligate any of the parties hereto, to any person or entity other than each other.

                  7.13 Applicable Law. This Agreement and the representations herein shall be governed by and construed under the laws of the State of Delaware and shall be binding upon and inure to the benefit Company's and Investor's respective heirs, executors, administrators, legal representatives, successors, and assigns.



               The remainder of this page is intentionally blank.

         8. Investor represents and warrants to Company that Investor is an "Accredited Investor" (as defined in Rule 501 of Regulation D promulgated under the Securities Act), and Investor has initialed Investor's qualification below:

_____    A.       Investor had an  individual income in excess  of  $200,000 (or joint income of $300,000 with Investor's spouse) for each of 1998 and 1999 and reasonably expect an income in excess of $200,000 (or joint income of $300,000 with Investor's spouse) for 2000.

_____    B        As   of  the  date  of  this   Agreement,   Investor   (either
                  individually or with Investor's spouse) has a net worth in excess of $1,000,000.

_____    C.       Investor is an  entity in which all of the  equity owners  are
                  "accredited investors."

__X__    D.       Other - see  the  definitions on  Exhibit  C hereto  for other
                  possible  qualifications  and   provide  the  number  of  such
                  qualification here:  __3__.

Note: The term "net worth" means the excess of total assets over total liabilities. In computing net worth, your principal residence must be valued at cost, including cost of improvements, or at a recently appraised value (net of encumbrances) by an institutional lender making a secured loan.

IN WITNESS WHEREOF, this Agreement has been executed by the undersigned.


/s/ Robert D. Britt                      Date:  9/20/00
-------------------                      ---------------------------------------
Signature of Investor

Green Mountain Coffee Roasters, Inc.                   03-0280558
------------------------------------     ---------------------------------------
Print Name                               Soc. Sec. No. or IRS Employer ID Number


____________________________________     Date:__________________________________
Signature of Co-investor

____________________________________
Print Name


Investment Amount:                       Number of Shares @ $0.50 per Share:
   $103,594.50                                           207,189
------------------                       ---------------------------------------


Address  of Investor(s):                 Investment is made as (check one only):
33 Coffee Lane                               ____Individual
------------------------------------         ____Joint Tenants
Waterbury, VT 05676                          ____Community Property
------------------------------------         ____Tenants in Common
Fax: _______________                         __X_Other (state: Corporation)
                                                              ------------------


Accepted by ChefExpress.net, Inc.:
Date: 9/20/2000                           By: /s/ William Davis
     ----------                              ------------------
                                         Its: President
                                             ------------------
Address of Company:
1 ChefExpress Way
Waterbury, VT  05676
Fax: _______________

                                    EXHIBIT C

                        DEFINITION OF ACCREDITED INVESTOR


1) An individual having an individual net worth or a joint net worth with spouse at the time of purchase in excess of $1,000,000;

2) An individual whose net income was in excess of $200,000 in each of the two most recent years, or whose joint income with spouse was in excess of $300,000 in each of those years, and who reasonably expects his net income to reach such level in the current year;

3) A corporation, partnership, Massachusetts or similar business trust, or organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (tax exempt organization), not formed for the specific purpose of acquiring the Shares having total assets in excess of $5,000,000;

4) Any director, executive officer or general partner of the issuer of the Shares, or any director, executive officer or general partner of a general partner of that issuer;

5)                A  bank,  savings   and  loan  association  or  other  similar
         institution (as defined in Sections 3(a)(2) and 3(a)(5)(A) of the Securities Act);

6) An insurance company (as defined in Section 2(13) of the Securities Act);

7) An investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act");

8) A business development company (as defined in Section 2(a)(48) of the Investment Company Act) or a private business development company (as defined in Section 202(a)(22) of the Investment Advisers Act of 1940);

9)                A Small Business Investment Company licensed by the U.S. Small
         Business   Administration under  Sections  301(c)  or (d) of  the Small
         Business Investment Act of 1958;

10) A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

11) A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit to its employees, which plan has total assets in excess of $5,000,000;

12) An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a "Plan Fiduciary", as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser;

13) An employee benefit plan within the meaning of ERISA having total assets in excess of $5,000,000;

14)      A self-directed employee benefit plan within the meaning of ERISA, with
         investment   decisions  made  solely  by  persons  who  are  accredited investors as defined in Rule 501(a) of Regulation D;

15) A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring Shares whose purchase is directed by a sophisticated person (i.e., person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of any investment in the Shares); or

16) Any entity in which all of the equity owners are "accredited investors."


The term "net worth" means the excess of total assets over total liabilities. In computing net worth, your principal residence must be valued at cost, including cost of improvements, or at a recently appraised value (net of encumbrances) by an institutional lender making a secured loan.